Contingencies	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Contingencies
Contingencies
During the normal course of the Company's operations, various legal and tax matters are pending. In the opinion of management, these matters will not have a material effect on the Company's consolidated financial position or results of operations.
During the year ended December 31, 2013, the Company sold its piling business. The terms of the sale agreement entitled the Company to receive up to $92,500 in additional proceeds, contingent on the purchaser achieving certain profitability thresholds in the three years following the sale. During the year ended December 31, 2016, the Company determined that it will not be entitled to receive any of the $92,500 in additional proceeds relating to the piling sale.